UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4492

MFS SERIES TRUST X

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: July 31*

Date of reporting period: July 31, 2009

**	This Form N-CSR pertains only to the following series of the Registrant: MFS Emerging Markets Debt Fund. The MFS Strategic Value Fund and the MFS New Endeavor Fund were reorganized into the MFS Value Fund and the MFS Core Equity Fund, respectively, each a series of MFS Series Trust I, as of July 24, 2009. The remaining series of the Registrant have a fiscal year end other than July 31. :

ITEM 1.	REPORTS TO STOCKHOLDERS.

A report for the MFS Strategic Value Fund and the MFS New Endeavor Fund is not included because the Funds did not have any shareholders at period end. Please see note above.

MFS® Emerging Markets Debt Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

7/31/09

EMD-ANN

LETTER FROM THE CEO

Dear Shareholders:

In the fall of 2008, the markets took investors on what was perhaps the most tumultuous ride of their lives. Many are now debating when the market will stage a sustainable recovery, but not even the most experienced investor can provide a definitive answer to that question.

Even so, the basic rules of investing have not changed, and the turbulence reinforced the benefits of investing through the waves. Investors who jumped ship early on may have regretted their decisions when the markets gained some traction in the early half of this year. While anyone with a short-term horizon may have needed to take some action, most with longer-term goals probably found the best option was to stick with their long-term strategy.

At MFS® we believe investors are always best served by developing a plan with their investment professionals that addresses specific long-term needs. Most advisors agree that yearly reviews are important to monitor a plan’s progress. Most would also caution their clients against reacting too quickly to the daily news. When markets do recover, they often gain ground in quick, sudden bursts. If you are out of the market, you can easily miss the benefits of these rallies.

Few of us would again like to live through the kind of market turmoil we saw over the past year. But as turbulent as markets were, in our view, they proved that the fundamental principles of long-term investing still apply.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

September 15, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Emerging Markets Bonds	95.4%
High Grade Corporates	0.2%
High Yield Corporates	0.2%
U.S. Treasury Securities	(3.3)%

Credit quality of bonds (r)
AA	5.3%
A	5.9%
BBB	25.5%
BB	52.0%
B	9.9%
CCC	0.2%
D (o)	0.0%
Not Rated	1.2%

Portfolio facts
Average Duration (d)(i)	6.4
Average Effective Maturity (i)(m)	10.7 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	BB+
Average Credit Quality of Rated Securities (short-term) (a)(c)	A-1

Country weightings (i)
Brazil	13.8%
Russia	9.8%
Turkey	8.8%
Mexico	7.8%
Venezuela	7.1%
Indonesia	6.7%
Philippines	5.9%
Argentina	4.5%
United States	4.3%
Other Countries	31.3%

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(c)	Includes holding in the MFS Institutional Money Market Portfolio which is not rated by a public rating agency. The average credit quality of rated securities (short-term) is based upon a market weighted average of the underlying holdings within the MFS Institutional Money Market Portfolio that are rated by public rating agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 7/31/09.

Percentages are based on net assets as of 7/31/09, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended July 31, 2009, Class A shares of the MFS Emerging Markets Debt Fund provided a total return of 5.58%, at net asset value. This compares with a return of 4.24% for the fund’s benchmark, the JPMorgan Emerging Markets Bond Index Global.

Market Environment

The global economy and financial markets experienced substantial deterioration and extraordinary volatility over most of the reporting period. Strong headwinds in the U.S. included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During much of the period, a seemingly continuous series of tumultuous financial events hammered markets. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst market decline since the beginning of the credit crisis. Though credit conditions and equity indices improved considerably towards the end of the period, the state of financial and macroeconomic dislocation remained under significant stress.

The global economy and financial system increasingly experienced substantial negative spillovers from the U.S. slowdown. The synchronized global downturn in economic activity experienced in the fourth quarter of 2008 and the first quarter of 2009 was among the most intense in the post-World War II period. Not only did Europe and Japan fall into very deep recessions, an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board.

During the first half of the reporting period, the Fed continued to cut interest rates aggressively towards zero, while introducing a multitude of new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. Rapidly slowing global growth resulted in a very precipitous decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. Policy makers in different countries increasingly sought to coordinate their rescue efforts, which resulted in a number of international actions such as the agreement of swap lines between the Federal Reserve and a number of other central banks and a substantial increase in the financial resources of the International Monetary Fund. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and

Management Review – continued

ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global wealth. However, by the end of the period, there emerged broadening signs that the worst of the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As asset prices rebounded at the end of the period and the demand for liquidity waned, the debate concerning monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Contributors to Performance

The fund’s bond selection in Brazilian issued securities was the primary contributor to performance relative to the JPMorgan Emerging Markets Bond Index Global. Brazilian bonds exhibited strong performance as investors flocked towards liquid and stable debt securities amid the credit crisis. Our selection in Argentina bonds also helped boost the fund’s relative results over the reporting period. An improved political climate benefited the debt securities issued in Argentina. The fund’s underweighted positions in Russian debt securities also boosted relative results as the bonds issued in this country underperformed the benchmark.

Detractors from Performance

The fund’s underweighted position in Lebanese bonds was the primary detractor from relative performance as the debt securities of this country outperformed the benchmark. Our underweighted position in Malaysian debt securities further dampened relative returns as the bonds of this country outperformed the benchmark during the reporting period.

Respectfully,

Ward Brown Portfolio Manager	Matthew Ryan Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 7/31/09

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 7/31/09

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	3/17/98	5.58%	9.61%	14.57%	N/A
B	5/31/02	4.81%	8.84%	N/A	10.34%
C	5/31/02	4.73%	8.79%	N/A	10.31%
I	3/17/98	5.68%	9.87%	14.76%	N/A
W	5/01/06	5.66%	N/A	N/A	6.48%
R1	12/01/08	N/A	N/A	N/A	28.71%
R2	12/01/08	N/A	N/A	N/A	29.13%
R3	12/01/08	N/A	N/A	N/A	29.33%
R4	12/01/08	N/A	N/A	N/A	29.54%
Comparative benchmark
JPMorgan Emerging Markets Bond Index Global (f)		4.24%	8.60%	11.14%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.75%)		0.57%	8.55%	14.01%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		0.89%	8.56%	N/A	10.34%
C With CDSC (1% for 12 months) (x)		3.75%	8.79%	N/A	10.31%

Class I, W, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the commencement of the class’ inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary below.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

It is not possible to invest directly in an index.

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

February 1, 2009 through July 31, 2009

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2009 through July 31, 2009.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is

Expense Table – continued

useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 2/01/09	Ending Account Value 7/31/09	Expenses Paid During Period (p) 2/01/09-7/31/09
A	Actual	1.35%	$1,000.00	$1,184.50	$7.31
	Hypothetical (h)	1.35%	$1,000.00	$1,018.10	$6.76
B	Actual	2.11%	$1,000.00	$1,180.58	$11.41
	Hypothetical (h)	2.11%	$1,000.00	$1,014.33	$10.54
C	Actual	2.09%	$1,000.00	$1,179.67	$11.30
	Hypothetical (h)	2.09%	$1,000.00	$1,014.43	$10.44
I	Actual	1.06%	$1,000.00	$1,184.27	$5.74
	Hypothetical (h)	1.06%	$1,000.00	$1,019.54	$5.31
W	Actual	1.16%	$1,000.00	$1,184.46	$6.28
	Hypothetical (h)	1.16%	$1,000.00	$1,019.04	$5.81
R1	Actual	2.11%	$1,000.00	$1,179.54	$11.40
	Hypothetical (h)	2.11%	$1,000.00	$1,014.33	$10.54
R2	Actual	1.59%	$1,000.00	$1,182.40	$8.60
	Hypothetical (h)	1.59%	$1,000.00	$1,016.91	$7.95
R3	Actual	1.34%	$1,000.00	$1,184.49	$7.26
	Hypothetical (h)	1.34%	$1,000.00	$1,018.15	$6.71
R4	Actual	1.11%	$1,000.00	$1,185.93	$6.02
	Hypothetical (h)	1.11%	$1,000.00	$1,019.29	$5.56

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

7/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 94.2%
Issuer	Shares/Par		Value ($)

Foreign Bonds - 94.0%
Argentina - 4.4%
Republic of Argentina, 7%, 2011		$1,577,245	$1,175,521
Republic of Argentina, 8.28%, 2033		28,667,478	16,698,806
Republic of Argentina, 0%, 2009		3,705,301	3,676,622
Republic of Argentina, FRN, 1.683%, 2012		10,867,050	7,533,925
Republic of Argentina, FRN, 2.5% to 2019, 3.75% to 2029, 5.25% to 2038		19,570,000	5,117,555

			$34,202,429
Brazil - 13.6%
BNDES Participacoes S.A., 6.5%, 2019 (n)		$4,969,000	$5,031,113
Brazil Nota do Tesouro Nacional, 10%, 2010	BRL	13,687,000	7,360,434
Dasa Finance Corp., 8.75%, 2018		$1,700,000	1,702,125
ELETROBRAS S.A., 6.875%, 2019 (z)		5,334,000	5,394,008
Federative Republic of Brazil, 10%, 2011	BRL	6,253,000	3,348,759
Federative Republic of Brazil, 6%, 2017		$18,532,000	19,245,482
Federative Republic of Brazil, 5.875%, 2019		5,544,000	5,677,056
Federative Republic of Brazil, 8.875%, 2019		2,782,000	3,421,860
Federative Republic of Brazil, 8.875%, 2024		973,000	1,216,250
Federative Republic of Brazil, 8.25%, 2034		9,237,000	11,246,047
Federative Republic of Brazil, 7.125%, 2037		3,491,000	3,843,591
Federative Republic of Brazil, 11%, 2040		10,399,000	13,596,692
Global Village Telecom Finance LLC, 12%, 2011 (n)		1,576,900	1,618,294
Globo Comunicacoes e Participacoes S.A., 7.25%, 2022		1,663,000	1,665,079
Independencia International, 9.875%, 2015 (d)(n)		569,000	62,590
ISA Capital do Brasil S.A., 7.875%, 2012		1,843,000	1,923,631
ISA Capital do Brasil S.A., 8.8%, 2017		3,077,000	3,211,619
Petrobras International Finance Co., 7.875%, 2019		11,500,000	12,768,450
Telemar Norte Leste S.A., 9.5%, 2019 (n)		2,830,000	3,215,588
Telemar Norte Leste S.A., 9.5%, 2019		400,000	454,500

			$106,003,168
Chile - 1.5%
Celulosa Arauco y Constitucion S.A., 7.25%, 2019 (z)		$2,181,000	$2,259,082
Corporacion Nacional del Cobre de Chile, 6.15%, 2036		2,677,000	2,632,241
Empresa Nacional del Petroleo, 6.25%, 2019 (n)		3,196,000	3,240,370
Enersis S.A., 7.4%, 2016		1,494,000	1,617,124
HQI Transelec Chile S.A., 7.875%, 2011		2,052,000	2,152,644

			$11,901,461

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Foreign Bonds - continued
China - 1.4%
Citic Resources Holdings Ltd., 6.75%, 2014		$10,325,000	$10,041,062
Sino-Forest Corp., 10.25%, 2014 (n)		1,096,000	1,128,880

			$11,169,942
Colombia - 3.9%
Ecopetrol S.A., 7.625%, 2019 (z)		$5,233,000	$5,468,485
Empresas Publicas de Medellin, 7.625%, 2019 (z)		2,167,000	2,247,179
Republic of Colombia, 12%, 2015	COP	1,875,000,000	1,069,999
Republic of Colombia, 7.375%, 2017		$2,479,000	2,714,505
Republic of Colombia, 7.375%, 2019		9,779,000	10,610,215
Republic of Colombia, 9.85%, 2027	COP	1,287,000,000	649,961
Republic of Colombia, 7.375%, 2037		$6,986,000	7,178,115

			$29,938,459
El Salvador - 1.2%
Republic of El Salvador, 7.75%, 2023		$5,153,000	$5,256,060
Republic of El Salvador, 8.25%, 2032		1,228,000	1,154,320
Republic of El Salvador, 7.65%, 2035		3,024,000	2,661,120
Republic of El Salvador, 7.65%, 2035 (n)		561,000	493,680

			$9,565,180
Gabon - 0.2%
Gabonese Republic, 8.2%, 2017		$1,538,000	$1,472,635

Guatemala - 0.2%
Republic of Guatemala, 9.25%, 2013		$1,256,000	$1,400,440

Indonesia - 6.5%
Majapahit Holding B.V., 7.25%, 2011		$878,000	$895,173
Majapahit Holding B.V., 7.75%, 2016		1,445,000	1,408,875
Majapahit Holding B.V., 7.875%, 2037		1,940,000	1,669,793
Republic of Indonesia, 10.375%, 2014 (n)		10,877,000	12,943,630
Republic of Indonesia, 10.375%, 2014		2,225,000	2,647,750
Republic of Indonesia, 6.875%, 2018		11,574,000	11,747,610
Republic of Indonesia, 6.875%, 2018 (n)		1,808,000	1,835,120
Republic of Indonesia, 11.625%, 2019 (n)		10,907,000	14,669,915
Republic of Indonesia, 11.625%, 2019		1,624,000	2,184,280
Republic of Indonesia, 8.5%, 2035		661,000	717,185

			$50,719,331
Iraq - 0.5%
Republic of Iraq, 5.8%, 2028		$5,949,000	$3,941,212

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Foreign Bonds - continued
Jamaica - 0.5%
Digicel Group Ltd., 9.25%, 2012	$2,283,000	$2,283,000
Digicel Group Ltd., 12%, 2014 (n)	1,591,000	1,678,505

		$3,961,505
Kazakhstan - 2.4%
KazMunaiGaz Finance B.V., 8.375%, 2013 (n)	$1,861,000	$1,744,687
KazMunaiGaz Finance B.V., 8.375%, 2013	5,495,000	5,151,563
KazMunaiGaz Finance B.V., 11.75%, 2015 (z)	10,751,000	11,181,040
KazMunaiGaz Finance B.V., 9.125%, 2018 (n)	924,000	845,460

		$18,922,750
Mexico - 7.7%
Axtel S.A. de C.V., 11%, 2013	$2,167,000	$2,172,417
Cablemas S.A. de C.V., 9.375%, 2015	1,586,000	1,651,422
Pemex Project Funding Master Trust, 5.75%, 2018	28,921,000	28,487,185
Pemex Project Funding Master Trust, 6.625%, 2035	19,021,000	17,959,990
United Mexican States, 5.95%, 2019	998,000	1,015,964
United Mexican States, 6.75%, 2034	2,916,000	3,003,480
United Mexican States, 6.05%, 2040	5,778,000	5,416,875

		$59,707,333
Panama - 2.1%
Newland International Properties Corp., 9.5%, 2014 (n)	$2,100,000	$1,407,000
Panama Canal Railway Co., 7%, 2026 (n)	1,977,748	1,423,979
Republic of Panama, 9.375%, 2029	10,546,000	13,287,960

		$16,118,939
Peru - 2.8%
IIRSA Norte Finance Ltd., 8.75%, 2024	$1,051,149	$1,030,126
IIRSA Norte Finance Ltd., 8.75%, 2024 (z)	1,566,213	1,534,889
Peru Enhanced Pass-Through Trust, 0%, 2018	5,013,583	3,609,779
Republic of Peru, 8.375%, 2016	2,029,000	2,373,930
Republic of Peru, 7.125%, 2019	3,000,000	3,252,000
Republic of Peru, 7.35%, 2025	4,094,000	4,427,661
Republic of Peru, 6.55%, 2037	4,098,000	4,036,530
Southern Copper Corp., 7.5%, 2035	1,888,000	1,791,618

		$22,056,533
Philippines - 5.8%
National Power Corp., 6.875%, 2016 (n)	$477,000	$477,000
National Power Corp., 6.875%, 2016	408,000	408,000
National Power Corp., 8.4%, 2016	786,000	825,300

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Foreign Bonds - continued
Philippines - continued
National Power Corp., 7.25%, 2019 (n)	$3,323,000	$3,389,460
National Power Corp., FRN, 4.911%, 2011	2,033,000	2,054,546
Republic of Philippines, 8%, 2016	2,954,000	3,301,095
Republic of Philippines, 9.375%, 2017	8,979,000	10,595,220
Republic of Philippines, 9.875%, 2019	3,256,000	4,053,720
Republic of Philippines, 8.375%, 2019	3,091,000	3,570,105
Republic of Philippines, 6.5%, 2020	3,920,000	3,929,800
Republic of Philippines, 7.5%, 2024	6,399,000	6,766,942
Republic of Philippines, 10.625%, 2025	2,388,000	3,182,010
Republic of Philippines, 6.375%, 2032	3,069,000	2,792,790

		$45,345,988
Poland - 0.9%
Republic of Poland, 6.375%, 2019	$7,055,000	$7,307,569

Qatar - 4.0%
Qtel International Finance Ltd., 6.5%, 2014 (n)	$4,947,000	$5,210,571
Qtel International Finance Ltd., 7.875%, 2019 (n)	9,312,000	10,138,729
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.5%, 2014 (z)	4,212,000	4,304,601
Ras Laffan Liquefied Natural Gas Co. Ltd., 6.75%, 2019 (z)	4,663,000	4,846,121
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.298%, 2020	1,793,000	1,733,472
State of Qatar, 6.55%, 2019 (n)	4,522,000	4,748,100

		$30,981,594
Russia - 9.6%
Alrosa Finance S.A., 8.875%, 2014	$3,112,000	$2,971,960
Gaz Capital S.A., 8.125%, 2014 (z)	3,042,000	3,072,420
Gazprom International S.A., 5.625%, 2013	3,964,923	3,913,379
Russian Agricultural Bank, 7.125%, 2014 (n)	442,000	440,188
Russian Federation, FRN, 7.5%, 2030	61,747,952	62,427,179
TransCapitalInvest Ltd., 5.67%, 2014	1,458,000	1,355,940

		$74,181,066
Serbia - 0.8%
Republic of Serbia, 3.75% to 2009, 6.75% to 2024	$7,163,000	$6,307,523

Singapore - 0.3%
DBS Capital Funding Corp., 7.675% to 2011, FRN to 2049	$1,957,000	$1,943,248

South Africa - 0.8%
PE Paper Escrow GmbH, 12%, 2014 (z)	$1,627,000	$1,618,865
Republic of South Africa, 6.875%, 2019	3,946,000	4,311,005

		$5,929,870

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Foreign Bonds - continued
South Korea - 1.1%
Export-Import Bank of Korea, 5.875%, 2015	$2,118,000	$2,134,158
Kookmin Bank, 7.25%, 2014 (n)	1,500,000	1,609,464
Korea National Oil Corp., 5.375%, 2014 (z)	2,704,000	2,761,460
Woori America Bank, 7%, 2015 (z)	1,691,000	1,767,095

		$8,272,177
Turkey - 8.6%
Republic of Turkey, 7.25%, 2015	$14,072,000	$15,030,303
Republic of Turkey, 7.5%, 2017	2,842,000	3,008,968
Republic of Turkey, 6.75%, 2018	5,562,000	5,638,477
Republic of Turkey, 7%, 2019	5,424,000	5,552,820
Republic of Turkey, 7.5%, 2019	6,050,000	6,352,500
Republic of Turkey, 7%, 2020	4,602,000	4,717,050
Republic of Turkey, 7.375%, 2025	18,645,000	19,227,656
Republic of Turkey, 8%, 2034	4,047,000	4,370,760
Republic of Turkey, 7.25%, 2038	2,594,000	2,564,817

		$66,463,351
Ukraine - 0.9%
Republic of Ukraine, 6.385%, 2012	$1,723,000	$1,419,752
Republic of Ukraine, 7.65%, 2013	5,469,000	4,520,128
Republic of Ukraine, 6.75%, 2017	284,000	198,800
Ukraine Government International, 6.58%, 2016	1,397,000	977,900

		$7,116,580
United Arab Emirates - 3.1%
Emirate of Abu Dhabi, 6.75%, 2019	$1,754,000	$1,874,398
Emirate of Abu Dhabi, 6.75%, 2019 (n)	4,971,000	5,312,219
Mubadala Development Co., 7.625%, 2019	2,120,000	2,268,400
Mubadala Development Co., 7.625%, 2019 (n)	6,601,000	7,063,070
TDIC Finance Ltd., 6.5%, 2014 (n)	7,032,000	7,257,629

		$23,775,716
Uruguay - 2.3%
Republic of Uruguay, 9.25%, 2017	$4,472,000	$5,153,980
Republic of Uruguay, 8%, 2022	8,920,728	9,589,783
Republic of Uruguay, 7.625%, 2036	3,194,000	3,233,925

		$17,977,688
Venezuela - 6.9%
Petroleos de Venezuela S.A., 5.25%, 2017	$12,306,200	$5,957,431
Republic of Venezuela, 8.5%, 2014	2,113,000	1,563,620
Republic of Venezuela, 5.75%, 2016	21,047,000	12,417,730

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Foreign Bonds - continued
Venezuela - continued
Republic of Venezuela, 7%, 2018	$23,071,000	$13,842,600
Republic of Venezuela, 9%, 2023	18,154,000	11,709,330
Republic of Venezuela, 7.65%, 2025	14,178,000	8,152,350

		$53,643,061
Total Foreign Bonds		$730,326,748

U.S. Bonds - 0.2%
Metals & Mining - 0.2%
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 2017	$690,000	$731,400
Freeport-McMoRan Copper & Gold, Inc., FRN, 4.995%, 2015	616,000	592,506

		$1,323,906
Total U.S. Bonds		$1,323,906
Total Bonds (Identified Cost, $694,332,233)		$731,650,654

Money Market Funds (v) - 3.5%
MFS Institutional Money Market Portfolio, 0.21%, at Cost and Net Asset Value	27,263,418	$27,263,418

Collateral for Securities Loaned - 0.0%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	83,738	$83,738
Total Investments (Identified Cost, $721,679,389)		$758,997,810

Other Assets, Less Liabilities - 2.3%		17,969,993
Net Assets - 100.0%		$776,967,803

(d)	Non-income producing security – in default.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $96,985,241, representing 12.5% of net assets.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
Celulosa Arauco y Constitucion S.A., 7.25%, 2019	7/22/09-7/30/09	$2,161,117	$2,259,082
ELETROBRAS S.A., 6.875%, 2019	7/23/09-7/28/09	5,342,433	5,394,008
Ecopetrol S.A., 7.625%, 2019	7/16/09-7/30/09	5,223,786	5,468,485
Empresas Publicas de Medellin, 7.625%, 2019	7/22/09	2,129,988	2,247,179
Gaz Capital S.A., 8.125%, 2014	7/22/09	3,042,000	3,072,420
IIRSA Norte Finance Ltd., 8.75%, 2024	8/03/06-7/17/09	1,627,769	1,534,889
KazMunaiGaz Finance B.V., 11.75%, 2015	7/16/09-7/30/09	10,910,031	11,181,040
Korea National Oil Corp., 5.375%, 2014	7/23/09	2,686,262	2,761,460
PE Paper Escrow GmbH, 12%, 2014	7/24/09	1,547,293	1,618,865
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.5%, 2014	7/16/09	4,202,186	4,304,601
Ras Laffan Liquefied Natural Gas Co. Ltd., 6.75%, 2019	7/16/09-7/30/09	4,666,428	4,846,121
Woori America Bank, 7%, 2015	7/27/09	1,683,864	1,767,095
Total Restricted Securities			$46,455,245
% of Net Assets			6.0%

The following abbreviations are used in this report and are defined:

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

BRL	Brazilian Real
COP	Colombian Peso
IDR	Indonesian Rupiah
MXN	Mexican Peso
TRY	Turkish Lira

Portfolio of Investments – continued

Derivative Contracts at 7/31/09

Forward Foreign Currency Exchange Contracts at 7/31/09

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	BRL	HSBC Bank	8,497,545	8/06/09-8/26/09	$3,769,982	$4,537,376	$767,394
BUY	BRL	JPMorgan Chase Bank	4,808,428	8/06/09-8/26/09	$2,079,198	$2,569,190	489,992
BUY	IDR	Barclays Bank PLC	27,875,405,664	8/27/09	$2,793,127	$2,795,544	2,417
BUY	IDR	HSBC Bank	15,464,957,988	11/23/09	$1,425,342	$1,524,662	99,320
BUY	IDR	JPMorgan Chase Bank	36,726,347,036	8/05/09-8/10/09	$3,574,078	$3,697,669	123,591
BUY	MXN	JPMorgan Chase Bank	61,495,410	8/10/09	$4,620,936	$4,651,905	30,969
BUY	TRY	Barclays Bank PLC	8,400,000	8/03/09-8/31/09	$5,631,674	$5,693,516	61,842
BUY	TRY	Deutsche Bank AG	11,445,924	8/03/09-8/31/09	$7,556,686	$7,755,289	198,603
BUY	TRY	HSBC Bank	1,354,000	8/03/09	$859,519	$920,494	60,975
BUY	TRY	JPMorgan Chase Bank	12,164,904	8/03/09-8/31/09	$8,022,810	$8,245,366	222,556

							$2,057,659

Liability Derivatives
SELL	BRL	Barclays Bank PLC	7,560,378	8/26/09	$3,030,211	$4,034,467	$(1,004,256)
BUY	IDR	Credit Suisse Group	1,715,715,775	8/27/09	$172,261	$172,064	(197)
SELL	IDR	Merrill Lynch International Bank	17,480,441,036	8/05/09	$1,758,596	$1,760,896	(2,300)
BUY	IDR	Merrill Lynch International Bank	17,480,441,036	9/04/09	$1,755,064	$1,750,232	(4,832)
SELL	MXN	HSBC Bank	27,778,000	8/10/09	$2,082,168	$2,101,305	(19,137)
SELL	TRY	Barclays Bank PLC	4,200,000	8/03/09	$2,824,479	$2,855,298	(30,819)
SELL	TRY	Deutsche Bank AG	6,399,962	8/03/09	$4,298,161	$4,350,904	(52,743)
SELL	TRY	JPMorgan Chase Bank	6,082,452	8/03/09	$4,089,318	$4,135,050	(45,732)

							$(1,160,016)

Portfolio of Investments – continued

Futures Contracts Outstanding at 7/31/09

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr (Short)	USD	120	$25,989,375	Sep-09	$(13,545)

At July 31, 2009, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 7/31/09

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $694,415,971)	$731,734,392
Underlying funds, at cost and value	27,263,418
Total investments, at value (identified cost, $721,679,389)	$758,997,810
Cash	11,828,977
Restricted cash	96,000
Receivables for
Forward foreign currency exchange contracts	2,057,659
Investments sold	6,052,083
Fund shares sold	14,027,483
Interest and dividends	12,844,624
Other assets	1,902
Total assets	$805,906,538
Liabilities
Payables for
Distributions	$649,539
Forward foreign currency exchange contracts	1,160,016
Daily variation margin on open futures contracts	45,000
Investments purchased	25,552,640
Fund shares reacquired	862,130
Collateral for securities loaned, at value	83,738
Payable to affiliates
Investment adviser	31,418
Shareholder servicing costs	318,764
Distribution and service fees	9,371
Administrative services fee	781
Payable for independent trustees’ compensation	1,940
Accrued expenses and other liabilities	223,398
Total liabilities	$28,938,735
Net assets	$776,967,803
Net assets consist of
Paid-in capital	$770,639,637
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	38,215,468
Accumulated net realized gain (loss) on investments and foreign currency transactions	(32,345,258)
Undistributed net investment income	457,956
Net assets	$776,967,803
Shares of beneficial interest outstanding	59,076,936

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$405,619,121	30,828,108	$13.16
Class B	17,316,189	1,311,205	13.21
Class C	53,150,997	4,027,100	13.20
Class I	279,982,937	21,322,048	13.13
Class W	19,614,468	1,491,119	13.15
Class R1	130,085	9,848	13.21
Class R2	688,572	52,144	13.21
Class R3	335,888	25,521	13.16
Class R4	129,546	9,843	13.16

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

(a)	Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $13.82.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 7/31/09

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$35,419,958
Dividends from underlying funds	40,024
Foreign taxes withheld	(231,751)
Total investment income		$35,228,231
Expenses
Management fee	$3,345,152
Distribution and service fees	1,366,401
Shareholder servicing costs	723,312
Administrative services fee	92,813
Independent trustees’ compensation	14,522
Custodian fee	246,395
Shareholder communications	178,295
Auditing fees	59,398
Legal fees	13,098
Miscellaneous	175,218
Total expenses		$6,214,604
Fees paid indirectly	(4,573)
Reduction of expenses by investment adviser and distributor	(175,105)
Net expenses		$6,034,926
Net investment income		$29,193,305
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(28,495,767)
Written option transactions	240,590
Futures contracts	1,706,845
Swap transactions	456,056
Foreign currency transactions	3,675,955
Net realized gain (loss) on investments and foreign currency transactions		$(22,416,321)
Change in unrealized appreciation (depreciation)
Investments	$41,810,534
Written options	(24,395)
Futures contracts	(325,217)
Swap transactions	(188,403)
Translation of assets and liabilities in foreign currencies	1,199,529
Net unrealized gain (loss) on investments and foreign currency translation		$42,472,048
Net realized and unrealized gain (loss) on investments and foreign currency		$20,055,727
Change in net assets from operations		$49,249,032

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 7/31
	2009	2008
Change in net assets
From operations
Net investment income	$29,193,305	$23,490,948
Net realized gain (loss) on investments and foreign currency transactions	(22,416,321)	(2,207,317)
Net unrealized gain (loss) on investments and foreign currency translation	42,472,048	(434,477)
Change in net assets from operations	$49,249,032	$20,849,154
Distributions declared to shareholders
From net investment income	$(31,552,817)	$(25,311,499)
From net realized gain on investments	—	(6,041,912)
Total distributions declared to shareholders	$(31,552,817)	$(31,353,411)
Change in net assets from fund share transactions	$328,717,049	$60,021,622
Total change in net assets	$346,413,264	$49,517,365
Net assets
At beginning of period	430,554,539	381,037,174
At end of period (including undistributed net investment income of $457,956 and accumulated distributions in excess of net investment income of $271,662, respectively)	$776,967,803	$430,554,539

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 7/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.43	$13.75	$13.67	$13.90	$12.43
Income (loss) from investment operations
Net investment income (d)	$0.79	$0.80	$0.86	$0.72	$0.83
Net realized and unrealized gain (loss) on investments and foreign currency	(0.18)	(0.05)	0.30	0.31	1.76
Total from investment operations	$0.61	$0.75	$1.16	$1.03	$2.59
Less distributions declared to shareholders
From net investment income	$(0.88)	$(0.86)	$(0.89)	$(0.81)	$(0.81)
From net realized gain on investments	—	(0.21)	(0.19)	(0.45)	(0.31)
Total distributions declared to shareholders	$(0.88)	$(1.07)	$(1.08)	$(1.26)	$(1.12)
Net asset value, end of period	$13.16	$13.43	$13.75	$13.67	$13.90
Total return (%) (r)(s)(t)	5.58	5.48	8.56	7.70	21.53
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.40	1.40	1.43	1.55	1.71
Expenses after expense reductions (f)	1.34	1.30	1.33	1.40	1.40
Net investment income	6.59	5.78	6.14	5.25	6.28
Portfolio turnover	109	112	125	156	193
Net assets at end of period (000 Omitted)	$405,619	$364,037	$318,682	$155,137	$82,456

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 7/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.48	$13.81	$13.71	$13.94	$12.45
Income (loss) from investment operations
Net investment income (d)	$0.71	$0.70	$0.77	$0.63	$0.73
Net realized and unrealized gain (loss) on investments and foreign currency	(0.19)	(0.06)	0.31	0.29	1.78
Total from investment operations	$0.52	$0.64	$1.08	$0.92	$2.51
Less distributions declared to shareholders
From net investment income	$(0.79)	$(0.76)	$(0.79)	$(0.70)	$(0.71)
From net realized gain on investments	—	(0.21)	(0.19)	(0.45)	(0.31)
Total distributions declared to shareholders	$(0.79)	$(0.97)	$(0.98)	$(1.15)	$(1.02)
Net asset value, end of period	$13.21	$13.48	$13.81	$13.71	$13.94
Total return (%) (r)(s)(t)	4.81	4.62	7.90	6.90	20.79
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.10	2.05	2.08	2.20	2.37
Expenses after expense reductions (f)	2.10	2.05	2.08	2.15	2.16
Net investment income	5.88	5.07	5.44	4.54	5.51
Portfolio turnover	109	112	125	156	193
Net assets at end of period (000 Omitted)	$17,316	$19,042	$22,775	$20,511	$16,623

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 7/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.48	$13.80	$13.72	$13.95	$12.47
Income (loss) from investment operations
Net investment income (d)	$0.70	$0.69	$0.75	$0.62	$0.73
Net realized and unrealized gain (loss) on investments and foreign currency	(0.19)	(0.04)	0.31	0.30	1.77
Total from investment operations	$0.51	$0.65	$1.06	$0.92	$2.50
Less distributions declared to shareholders
From net investment income	$(0.79)	$(0.76)	$(0.79)	$(0.70)	$(0.71)
From net realized gain on investments	—	(0.21)	(0.19)	(0.45)	(0.31)
Total distributions declared to shareholders	$(0.79)	$(0.97)	$(0.98)	$(1.15)	$(1.02)
Net asset value, end of period	$13.20	$13.48	$13.80	$13.72	$13.95
Total return (%) (r)(s)(t)	4.73	4.70	7.75	6.89	20.68
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.09	2.05	2.08	2.19	2.36
Expenses after expense reductions (f)	2.09	2.05	2.08	2.15	2.15
Net investment income	5.83	5.03	5.35	4.47	5.50
Portfolio turnover	109	112	125	156	193
Net assets at end of period (000 Omitted)	$53,151	$29,499	$27,060	$21,254	$10,247

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 7/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.42	$13.75	$13.65	$13.88	$12.41
Income (loss) from investment operations
Net investment income (d)	$0.83	$0.82	$0.92	$0.76	$0.86
Net realized and unrealized gain (loss) on investments and foreign currency	(0.21)	(0.05)	0.29	0.30	1.76
Total from investment operations	$0.62	$0.77	$1.21	$1.06	$2.62
Less distributions declared to shareholders
From net investment income	$(0.91)	$(0.89)	$(0.92)	$(0.84)	$(0.84)
From net realized gain on investments	—	(0.21)	(0.19)	(0.45)	(0.31)
Total distributions declared to shareholders	$(0.91)	$(1.10)	$(1.11)	$(1.29)	$(1.15)
Net asset value, end of period	$13.13	$13.42	$13.75	$13.65	$13.88
Total return (%) (r)(s)	5.68	5.66	8.99	7.97	21.86
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.06	1.08	1.19	1.37
Expenses after expense reductions (f)	1.06	1.06	1.08	1.15	1.16
Net investment income	6.70	6.02	6.41	5.56	6.46
Portfolio turnover	109	112	125	156	193
Net assets at end of period (000 Omitted)	$279,983	$11,038	$8,518	$5,894	$5,295

See Notes to Financial Statements

Financial Highlights – continued

Class W	Years ended 7/31
	2009	2008	2007	2006 (i)
Net asset value, beginning of period	$13.43	$13.74	$13.67	$13.72
Income (loss) from investment operations
Net investment income (d)	$0.81	$0.81	$0.87	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	(0.19)	(0.03)	0.30	(0.02	)(g)
Total from investment operations	$0.62	$0.78	$1.17	$0.14
Less distributions declared to shareholders
From net investment income	$(0.90)	$(0.88)	$(0.91)	$(0.19)
From net realized gain on investments	—	(0.21)	(0.19)	—
Total distributions declared to shareholders	$(0.90)	$(1.09)	$(1.10)	$(0.19)
Net asset value, end of period	$13.15	$13.43	$13.74	$13.67
Total return (%) (r)(s)	5.66	5.71	8.64	1.07	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.18	1.16	1.18	1.29	(a)
Expenses after expense reductions (f)	1.17	1.16	1.18	1.25	(a)
Net investment income	6.64	5.87	6.04	4.72	(a)
Portfolio turnover	109	112	125	156
Net assets at end of period (000 Omitted)	$19,614	$6,938	$4,002	$101

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Year ended 7/31/09 (i)
Net asset value, beginning of period	$10.67
Income (loss) from investment operations
Net investment income (d)	$0.48
Net realized and unrealized gain (loss) on investments and foreign currency	2.53	(g)
Total from investment operations	$3.01
Less distributions declared to shareholders
From net investment income	$(0.47)
Net asset value, end of period	$13.21
Total return (%) (r)(s)	28.71	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.12	(a)
Expenses after expense reductions (f)	2.12	(a)
Net investment income	6.03	(a)
Portfolio turnover	109
Net assets at end of period (000 Omitted)	$130

Class R2	Year ended 7/31/09 (i)
Net asset value, beginning of period	$10.67
Income (loss) from investment operations
Net investment income (d)	$0.52
Net realized and unrealized gain (loss) on investments and foreign currency	2.53	(g)
Total from investment operations	$3.05
Less distributions declared to shareholders
From net investment income	$(0.51)
Net asset value, end of period	$13.21
Total return (%) (r)(s)	29.13	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.59	(a)
Expenses after expense reductions (f)	1.59	(a)
Net investment income	6.30	(a)
Portfolio turnover	109
Net assets at end of period (000 Omitted)	$689

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Year ended 7/31/09 (i)
Net asset value, beginning of period	$10.63
Income (loss) from investment operations
Net investment income (d)	$0.53
Net realized and unrealized gain (loss) on investments and foreign currency	2.53	(g)
Total from investment operations	$3.06
Less distributions declared to shareholders
From net investment income	$(0.53)
Net asset value, end of period	$13.16
Total return (%) (r)(s)	29.33	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.35	(a)
Expenses after expense reductions (f)	1.35	(a)
Net investment income	6.68	(a)
Portfolio turnover	109
Net assets at end of period (000 Omitted)	$336

Class R4	Year ended 7/31/09 (i)
Net asset value, beginning of period	$10.63
Income (loss) from investment operations
Net investment income (d)	$0.56
Net realized and unrealized gain (loss) on investments and foreign currency	2.52	(g)
Total from investment operations	$3.08
Less distributions declared to shareholders
From net investment income	$(0.55)
Net asset value, end of period	$13.16
Total return (%) (r)(s)	29.54	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12	(a)
Expenses after expense reductions (f)	1.12	(a)
Net investment income	7.02	(a)
Portfolio turnover	109
Net assets at end of period (000 Omitted)	$130

See Notes to Financial Statements

Financial Highlights – continued

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, May 1, 2006 (Class W) and December 1, 2008 (Classes R1, R2, R3 and R4), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Emerging Markets Debt Fund (the fund) is a series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In making these estimates and assumptions, management has considered the effects, if any, of events occurring after the date of the fund’s Statement of Assets and Liabilities through September 16, 2009 which is the date that the financial statements were issued. Actual results could differ from those estimates.

The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from a third-party source. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on

Notes to Financial Statements – continued

which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net

Notes to Financial Statements – continued

asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of July 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Non-U.S. Sovereign Debt	$—	$663,139,976	$—	$663,139,976
Foreign Bonds	—	67,186,772	—	67,186,772
Other Fixed Income Securities	—	1,323,906	—	1,323,906
Mutual Funds	27,347,156	—	—	27,347,156
Total Investments	$27,347,156	$731,650,654	$—	$758,997,810

Other Financial Instruments
Futures	$(13,545)	$—	$—	$(13,545)
Forward Currency Contracts	—	897,643	—	897,643

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than

Notes to Financial Statements – continued

amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted FASB Statement No. 161, Disclosure about Derivative Instruments and Hedging Activities (“FAS 161”), and FASB Staff Position FAS No. 133-1 and FIN 45-4, Disclosures about Credit Derivatives

Notes to Financial Statements – continued

and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FAS 161 (“FSP FAS 133-1”).

FAS 161 amends FASB Statement No. 133, Accounting for Derivatives and Hedging Activities (“FAS 133”). FAS 161 provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Under FAS 161, tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under FAS 133 must be disclosed separately from derivatives that do not qualify for hedge accounting under FAS 133. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the fund’s derivatives are not accounted for as hedging instruments under FAS 133. As such, even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not considered to be hedging instruments under FAS 133.

FSP FAS 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. As defined by FSP FAS 133-1, a credit derivative is a derivative instrument (a) in which one or more of the derivative’s underlyings are related to the credit risk of a specified entity (or group of entities) or an index based on the credit risk of a group of entities and (b) that exposes the seller to potential loss from credit-risk-related events specified in the derivative contract. The seller (or writer) is the party that provides the credit protection and assumes the credit risk on a credit derivatives contract, such as a credit default swap. There was no impact from implementing FSP 133-1 as the fund did not hold any of these credit derivatives at period end.

As defined under FAS 133, derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at July 31, 2009:

		Asset Derivatives			Liability Derivatives
		Location on Statement of Assets and Liabilities	Fair Value		Location on Statement of Assets and Liabilities	Fair Value
Interest Rate Contracts	Interest Rate Futures	Unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	$—	(a)	Unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	$(13,545	)(a)
Foreign Exchange Contracts	Forward Foreign Currency Exchange Contracts	Receivable for forward foreign currency exchange contracts	2,057,659		Payable for forward foreign currency exchange contracts	(1,160,016)
Total Derivatives not Accounted for as Hedging Instruments Under FAS 133			$2,057,659			$(1,173,561)

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s Portfolio of Investments. Only the current day’s variation margin for futures contracts is reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended July 31, 2009 as reported in the Statement of Operations:

	Written Option Transactions	Investment Transactions (i.e., Purchased Options)	Futures Contracts	Foreign Currency Transactions	Swap Transactions	Total
Interest Rate Contracts	$—	$—	$1,706,845	$—	$456,056	$2,162,901
Foreign Exchange Contracts	240,590	(298,143)	—	3,814,957	—	3,757,404
Total	$240,590	$(298,143)	$1,706,845	$3,814,957	$456,056	$5,920,305

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended July 31, 2009 as reported in the Statement of Operations:

	Written Option Transactions	Investments (i.e., Purchased Options)	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies	Swap Transactions	Total
Interest Rate Contracts	$—	$—	$(325,217)	$—	$(188,403)	$(513,620)
Foreign Exchange Contracts	(24,395)	57,526	—	1,197,092	—	1,230,223
Total	$(24,395)	$57,526	$(325,217)	$1,197,092	$(188,403)	$716,603

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be

Notes to Financial Statements – continued

reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Written Options – In exchange for a premium, the fund writes call or put options on securities for which it believes the premium received exceeds the potential loss that would result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability on the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Notes to Financial Statements – continued

Written Option Transactions

	Number or Amount of Contracts	Premiums Received
Outstanding, beginning of period	6,909,690	$24,395
Options written	14,117,925	216,195
Options expired	(21,027,615)	(240,590)
Outstanding, end of period	—	$—

Purchased Options – The fund may purchase call or put options for a premium. Purchased options entitle the holder to buy or sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased option, the premium paid is either added to the cost of the security or financial instrument in the case of a call option, or offset against the proceeds on the sale of the underlying security or financial instrument in the case of a put option, in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund may use futures contracts to gain or to hedge against broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a

Notes to Financial Statements – continued

certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. The fund’s maximum risk due to counterparty credit risk is the notional amount of the contract. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Notes to Financial Statements – continued

Swap Agreements – The fund may enter into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund may enter into an interest rate swap in order to manage its exposure to interest or foreign exchange rate fluctuations. Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.

The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Hybrid Instruments – The fund may invest in indexed or hybrid securities on which any combination of interest payments, the principal or stated amount payable at maturity is determined by reference to prices of other securities, currencies, indices, economic factors or other measures, including interest

Notes to Financial Statements – continued

rates, currency exchange rates, or securities indices. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying assets or economic indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or economic indicator may not move in the same direction or at the same time.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is

Notes to Financial Statements – continued

periodically adjusted upward or downward to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended July 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, passive foreign investment company adjustments, wash sale loss deferrals, foreign currency transactions and derivative transactions.

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	7/31/09	7/31/08
Ordinary income (including any short-term capital gains)	$31,552,817	$28,374,590
Long-term capital gain	—	2,978,821
Total distributions	$31,552,817	$31,353,411

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 7/31/09
Cost of investments	$730,826,010
Gross appreciation	32,818,335
Gross depreciation	(4,646,535)
Net unrealized appreciation (depreciation)	$28,171,800
Undistributed ordinary income	4,340,275
Capital loss carryforwards	(15,586,592)
Post-October capital loss deferral	(7,427,636)
Other temporary differences	(3,169,681)

As of July 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

7/31/17	$(15,586,592)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the daily value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

Notes to Financial Statements – continued

	From net investment income		From net realized gain on investments
	Year ended 7/31/09	Year ended 7/31/08	Year ended 7/31/09	Year ended 7/31/08
Class A	$21,908,392	$21,708,571	$—	$5,121,426
Class B	1,014,833	1,171,427	—	328,108
Class C	1,834,163	1,500,680	—	392,189
Class I	6,237,638	576,006	—	123,019
Class W	530,028	354,815	—	77,170
Class R1	4,488	—	—	—
Class R2	12,921	—	—	—
Class R3	5,117	—	—	—
Class R4	5,237	—	—	—
Total	$31,552,817	$25,311,499	$—	$6,041,912

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

The management fee incurred for the year ended July 31, 2009 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and service fee, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that operating expenses do not exceed 0.40% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until November 30, 2010. For the year ended July 31, 2009, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $104,180 for the year ended July 31, 2009, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a

Notes to Financial Statements – continued

service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$919,117
Class B	0.75%	0.25%	1.00%	1.00%	153,029
Class C	0.75%	0.25%	1.00%	1.00%	284,833
Class W	0.10%	—	0.10%	0.10%	7,408
Class R1	0.75%	0.25%	1.00%	1.00%	761
Class R2	0.25%	0.25%	0.50%	0.50%	1,060
Class R3	—	0.25%	0.25%	0.25%	193
Total Distribution and Service Fees					$1,366,401

(d)	As of July 31, 2009, in accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended July 31, 2009 based on each class’ average daily net assets. Effective March 1, 2009, the 0.10% Class A annual distribution fee was eliminated. Prior to March 1, 2009, a 0.10% Class A distribution fee was waived under a written waiver arrangement. For the year ended July 31, 2009, this waiver amounted to $172,207 and is reflected as a reduction of total expenses in the Statement of Operations.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended July 31, 2009, were as follows:

Amount
Class A	$10
Class B	41,851
Class C	6,513

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended July 31, 2009, the fee was $194,885, which equated to 0.0437% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to

Notes to Financial Statements – continued

affiliated and unaffiliated service providers. For the year ended July 31, 2009, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $371,365.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended July 31, 2009, these costs for the fund amounted to $157,062 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended July 31, 2009 was equivalent to an annual effective rate of 0.0208% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended July 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $5,062 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,898, which is shown as a reduction of total expenses in the

Notes to Financial Statements – continued

Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$1,576,106	$1,610,130
Investments (non-U.S. Government securities)	$760,346,749	$462,860,568

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 7/31/09 (i)		Year ended 7/31/08
	Shares	Amount	Shares	Amount
Shares sold
Class A	20,761,783	$253,614,248	10,779,634	$148,692,090
Class B	366,633	4,518,436	307,811	4,257,139
Class C	2,427,192	30,332,598	812,024	11,232,979
Class I	21,028,154	244,447,354	603,132	8,422,545
Class W	1,164,533	14,660,676	317,125	4,382,872
Class R1	9,476	101,318	—	—
Class R2	51,111	608,705	—	—
Class R3	25,097	304,897	—	—
Class R4	9,407	100,000	—	—
	45,843,386	$548,688,232	12,819,726	$176,987,625

Notes to Financial Statements – continued

	Year ended 7/31/09 (i)		Year ended 7/31/08
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	1,627,379	$19,149,669	1,784,762	$24,626,022
Class B	69,284	816,403	81,706	1,132,045
Class C	99,065	1,177,556	80,599	1,115,222
Class I	401,995	5,018,695	37,123	511,436
Class W	39,965	478,351	26,435	364,088
Class R1	372	4,488	—	—
Class R2	1,034	12,921	—	—
Class R3	425	5,117	—	—
Class R4	436	5,237	—	—
	2,239,955	$26,668,437	2,010,625	$27,748,813
Shares reacquired
Class A	(18,657,342)	$(218,589,133)	(8,640,700)	$(119,068,438)
Class B	(537,273)	(6,292,117)	(626,621)	(8,659,051)
Class C	(687,905)	(8,023,181)	(664,575)	(9,185,167)
Class I	(930,544)	(11,057,195)	(437,519)	(6,168,208)
Class W	(229,941)	(2,677,969)	(118,194)	(1,633,952)
Class R2	(1)	(11)	—	—
Class R3	(1)	(14)	—	—
	(21,043,007)	$(246,639,620)	(10,487,609)	$(144,714,816)
Net change
Class A	3,731,820	$54,174,784	3,923,696	$54,249,674
Class B	(101,356)	(957,278)	(237,104)	(3,269,867)
Class C	1,838,352	23,486,973	228,048	3,163,034
Class I	20,499,605	238,408,854	202,736	2,765,773
Class W	974,557	12,461,058	225,366	3,113,008
Class R1	9,848	105,806	—	—
Class R2	52,144	621,615	—	—
Class R3	25,521	310,000	—	—
Class R4	9,843	105,237	—	—
	27,040,334	$328,717,049	4,342,742	$60,021,622

(i)	For the period from the class’ inception, December 1, 2008 (Classes R1, R2, R3 and R4), through the stated period end.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, MFS Growth Allocation Fund and the MFS Conservative Allocation Fund, were the owners of record of approximately 11%, 12% and 5%, respectively, of the value of outstanding voting shares of

Notes to Financial Statements – continued

the fund. In addition, the MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund and the MFS Lifetime Retirement Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended July 31, 2009, the fund’s commitment fee and interest expense were $5,046 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	259,564,007	(232,300,589)	27,263,418

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$40,024	$27,263,418

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and Shareholders of MFS Emerging Markets Debt Fund:

We have audited the accompanying statement of assets and liabilities of MFS Emerging Markets Debt Fund (the Fund) (one of the portfolios comprising MFS Series Trust X), including the portfolio of investments, as of July 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Emerging Markets Debt Fund at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 16, 2009

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of September 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director (until 2004)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 04/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 104 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Managers
Ward Brown Matthew Ryan

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2008 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2008, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2008 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and the total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the

Board Review of Investment Advisory Agreement – continued

investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS will be available on or about November 1, 2009 by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Investment professionals

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to each series of the Registrant (collectively, the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended July 31, 2009 and 2008, audit fees billed to the Funds by E&Y were as follows:

	Audit Fees
	2009	2008
Fees billed by E&Y:
MFS Emerging Markets Debt Fund	49,119	46,211
MFS New Endeavor Fund+	0	31,329
MFS Strategic Value Fund+	0	38,435

Total	49,119	115,975

For the fiscal years ended July 31, 2009 and 2008, fees billed by E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2009	2008	2009	2008	2009	2008
Fees billed by E&Y:
To MFS Emerging Markets Debt Fund	0	0	9,426	9,926	0	0
To MFS New Endeavor Fund+	0	0	0	6,701	0	0
To MFS Strategic Value Fund+	0	0	0	8,131	0	0
Total fees billed by E&Y To above Funds:	0	0	9,426	24,758	0	0
To MFS and MFS Related Entities of MFS Emerging Markets Debt Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS New Endeavor Fund+*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Strategic Value Fund+*	0	0	0	0	0	0

Aggregate fees for non-audit services:

	2009		2008
To MFS Emerging Markets Debt Fund, MFS and MFS Related Entities#	549,093		271,529
To MFS New Endeavor Fund, MFS and MFS Related Entities+#	539,667		268,304
To MFS Strategic Value Fund, MFS and MFS Related Entities+#	539,667		269,734

+	The MFS New Endeavor Fund was reorganized into the MFS Core Equity Fund and MFS Strategic Value Fund was reorganized into the MFS Value Fund as of July 24, 2009. See note above.

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for the subscription to tax treatise and for services related to analysis of fund administrative expenses, compliance program and records management projects.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST X

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President

Date: September 16, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President (Principal Executive Officer)

Date: September 16, 2009

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: September 16, 2009

*	Print name and title of each signing officer under his or her signature.